Fees Summary	Sep. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,131,092.51
Previously Paid Amount	172.85
Total Fee Amount	173.17
Total Offset Amount	0.00
Net Fee	$ 0.32